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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 16, 2001


                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                       000-12471               84-0731006
          --------                       ---------               ----------
(State or other jurisdiction         (Commission File         I.R.S. Employer
     of incorporation)                    Number)            Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         No.      Description
         ---      -----------

         99.1 Investor and analyst presentation materials of the President and Chief Executive Officer of Colorado MEDtech, Inc. used at the November 16, 2001 annual meeting of shareholders and to be used from time to time thereafter.

ITEM 9.  REGULATION FD DISCLOSURE

         On November 16, 2001, Colorado MEDtech, Inc. held its annual meeting of shareholders. A copy of the presentation materials of the company's President and Chief Executive Officer that were used at that meeting and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.



                                      -2-



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 16th day of November, 2001.


                                         COLORADO MEDTECH, INC.


                                         By: /s/ Peter J. Jensen
                                            --------------------------------
                                             Peter J. Jensen
                                             Vice President



                                      -3-


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                                  EXHIBIT INDEX



(c) Exhibits.

   No.         Description
   ---         -----------

   99.1 Investor and analyst presentation materials of the President and Chief Executive Officer of Colorado MEDtech, Inc. used at the November 16, 2001 annual meeting of shareholders and to be used from time to time thereafter.